UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27408	33-0684451
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

110 East Boulevard, Suite 1600, Charlotte, NC	28203
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (704) 837-1651

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SGRP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

SPAR Group, Inc. ("SGRP" or the "Corporation", and together with its subsidiaries, the "Company", "SPAR" or "SPAR Group") has listed its shares of common stock, par value $0.01 ("Common Stock") for trading through the Nasdaq Stock Market LLC ("Nasdaq") under the trading symbol "SGRP" and periodically files reports with the Securities and Exchange Commission ("SEC"). Reference is made to: (a) SGRP's Amended 2024 Annual Report on Form 10-K/A for the year ended December 31, 2024, as filed with the SEC on July 17, 2025 (the "2024 Annual Report"), and (b) SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (together with the 2024 Annual Report, each an "SEC Report").

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2025, SGRP announced the appointment of Mr. Steven Hennen as the Corporation's Chief Financial Officer, effective December 8, 2025. A copy of the press release announcing this event is included in this Current Report on Form 8-K as Exhibit 99.1.

Mr. Hennen brings more than 25 years of experience in finance and operational leadership, guiding companies through transformation, overseeing finance, accounting, treasury, business systems, human resources and risk management. His work has consistently focused on creating strategic clarity and strengthening organizational alignment. Most recently, Mr. Hennen served as President and Chief Financial Officer of Baker & Taylor LLC, a multi hundred-million-dollar annual revenue company, where he managed global finance and operations. His earlier leadership roles included Vice President of Finance and Accounting and Corporate Controller at Red Ventures, a well-known billion dollar plus digital marketing company where Mr. Hennen participated in significant accretive M&A activity, and supported the company’s data monetarization activity. Mr. Hennen also held CFO and senior leadership roles for DyStar, L.P./Color Solutions International, Boehme Filatex, Inc., and Technimark, Inc. He began his career with KPMG, LLP, advancing to Audit Manager, and earned a Bachelor of Science in Accounting from Marquette University in Milwaukee, Wisconsin.

"I am very pleased to welcome Steve to SPAR Group and believe his business leadership experience and financial acumen will add significant value to the company," said William Linnane, President and CEO. “I am excited to join SPAR at such a pivotal point in its growth journey. I look forward to partnering with the team to drive strategic priorities, enhance our financial platform and steward capital in a disciplined manner that fosters long-term value creation,” said Mr. Hennen.

Mr. Hennen will be both an Executive and an Officer (as defined in SGRP's By-Laws) and will report directly to the Corporation's Chief Executive Officer, Mr. William Linnane. Pursuant to his offer letter dated as of December 8, 2025, Mr. Hennen will receive a salary of $375,000 per year, be eligible to participate in the SGRP bonus plans in 2026 and each year forward, with a performance bonus plan of up to 60% of his base salary.

The Corporation does not intend, assume any obligation, or promise to publicly update or revise any information respecting the composition or organization of its executives other than as required by Securities Laws (as defined below).

Forward Looking Statements

This Current Report on Form 8-K (this “Current Report”) contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, the Corporation and its subsidiaries. “Forward-looking statements” are defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, and other applicable federal and state securities laws, rules and regulations, as amended.

Readers can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. Words such as “may,” “will,” “expect,” “intend,” “believe,” “estimate,” “anticipate,” “continue,” “plan,” “project,” or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Corporation in this Current Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors (“Risks”). Those Risks include (without limitation): collection of the termination fee from Highwire Capital, potential non-compliance with applicable Nasdaq rules regarding the filing of periodic financial reports, director independence, bid price or other rules; any potential non-compliance with applicable Nasdaq annual meeting, director independence, bid price or other rules; the impact of selling certain of the Corporation's subsidiaries or any resulting impact on revenues, earnings or cash; the Company's cash flows or financial condition; and plans, intentions, expectations.

For additional information and risk factors that could affect the Corporation, see its 2024 Annual Report and other SEC Reports as filed with the SEC. The information contained in this Current Report is made only as of the date hereof, even if subsequently made available by the Corporation on its website or otherwise.

You should carefully review and consider the Corporation's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, legal costs, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, “Expectations”), and our forward-looking statements (including all Risks) and other information reflect the Corporation's current views about future events and circumstances. Although the Corporation believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Corporation, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Corporation's control). In addition, new Risks arise from time to time, and it is impossible for the Corporation to predict these matters or how they may arise or affect the Company. Accordingly, the Corporation cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Corporation's common stock.

These forward-looking statements reflect the Corporation's Expectations, views, Risks and assumptions only as of the date hereof, and the Corporation does not intend, assume any obligation, or promise to publicly update or revise any forward- looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

10.1	Employment Agreement between SPAR Group, Inc. and Steven Hennen dated as of December 8, 2025.

99.1	Press Release announcing the appointment of Mr. Steven Hennen as the Corporation’s Chief Financial Officer dated December 10, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc. Date: December 11, 2025 By: /s/ William Linnane William Linnane, President and CEO